EATON VANCE MULTI-STRATEGY ALL MARKET FUND
Supplement to Statement of Additional Information dated November 1, 2011

The following is added under “Management and Organization”:

Organization and Management of Wholly-Owned Subsidiary

The Subsidiary invests in commodity-linked swap agreements and other commodity-linked derivative instruments, but may also invest in the securities and other instruments in which the Fund or the parent entity is permitted to invest.  The Subsidiary is an exempted company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, KY1-9005, Cayman Islands. The Subsidiary’s affairs are overseen by a board currently consisting of one Director, Maureen A. Gemma.  Ms. Gemma’s biographical information appears above in “Management and Organization.” The Subsidiary has entered into a separate contract with the Fund or the parent entity’s adviser whereby the adviser provides investment advisory services to the Subsidiary. The agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or the parent entity cast in person at a meeting specifically called for the purposes of voting on such approval and (ii) by the Board of Trustees of the Fund or the parent entity or by vote of a majority of the outstanding securities of the Fund or the parent entity.  The agreement may be terminated at any time without penalty upon sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund or the parent entity and will terminate automatically in the event of its assignment. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Fund or the parent entity expects that the expenses borne by the Subsidiary will not be material in relation to the value of its assets.

The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund or the parent entity.  The Subsidiary is operated in accordance with the 1940 Act investment restrictions that apply to the Fund or the parent entity, but is not subject to provisions of the Internal Revenue Code. The Fund or the parent entity’s Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to its Board of Trustees regarding the Subsidiary's compliance with its policies and procedures.  In testing compliance of the Fund or the parent entity and the Subsidiary with applicable investment restrictions, the assets of the Fund or the parent entity are aggregated with those of the Subsidiary, except with respect to borrowings.  The Subsidiary is subject to asset segregation requirements to the same extent as the Fund or the parent entity, which are tested for compliance on a consolidated basis as noted in the preceding sentence.

March 7, 2012